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                                                            UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: June 30, 2008
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

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                                                                                                  FAM
                                                                     VALUE FUND EQUITY-INCOME FUND
                                                                    Investor Share Class and Advisor Share Class
                                                                              SEMI - ANNUAL REPORT
                                                                                       June 30, 2008

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Table of Contents
Chairman’s Commentary.	1
FAM Value Fund.	4
Letter to Shareholders.	4
Portfolio Data.	8
Expense Data.	9
Statement of Investments.	11
Statement of Assets and Liabilities.	16
Statement of Operations.	17
Statement of Changes in Net Assets.	18
Notes to Financial Statements.	19
FAM Equity-Income Fund.	26
Letter to Shareholders.	26
Performance Summary.	29
Portfolio Data.	30
Expense Data.	31
Statement of Investments.	33
Statement of Assets and Liabilities.	37
Statement of Operations.	38
Statement of Changes in Net Assets.	39
Notes to Financial Statements.	40
Supplemental Information.	47

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code, without charge, upon request by calling FAM Funds at (800) 932-3271.

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Chairman's Commentary                                                                                                                  <LOGO>

Dear Fellow Shareholder:

Are you an intelligent investor? Words of wisdom worthy of two Benjamins.

      June 2008 proved to be a frustrating month for investors. After several months of advances in the stock market, increasing oil prices and renewed fears of additional credit losses for financial institutions have heightened economic concerns and lowered consumer confidence. As a result, the market declined to new low levels for the year, and we too were affected by this movement. An aura of pessimism prevails which leaves many of you wondering about future return possibilities and the ability to recoup losses.

     "The intelligent investor realizes that stocks become more risky, not less, as their prices rise – and less risky, not more, as their prices fall."

      --From The Intelligent Investor by Benjamin Graham

     Are we pessimistic? Absolutely not! While it is human nature to concentrate on short-term painful events, it is not a reasonable investment approach. As long-term investors, we have every right to be optimistic. The probability of future returns increase from here. The companies you own are profitable and despite the current challenges, we feel they are all worth much more than market prices indicate. The current economic environment is impacting all of us, but we are seeing some signs of improvement. Credit market anxieties are being worked through and economic concern has shifted primarily due to higher oil prices. Housing starts appear to be leveling off and energy prices will stabilize at some point. There may still be storms in the forecast, but there is some clearing in the sky.
      There is no doubt that these periods of market volatility are not pleasant. Bear markets are painful and market declines create an emotionally challenging situation for many investors. Unfortunately, emotions can be an investor’s greatest vulnerability. It is all too easy to be caught up in the moment and to extrapolate into the future what is occurring today. Our job is to help keep you focused on the end result of successful investing – building and preserving capital over the long-term.
      A feeling of helplessness can occur during these periods and it is natural to want to do something – anything - to feel better. However, if your investment objectives have not changed, the best course of action is to weather through these volatile times and stay the course, no matter how painful at times. Trying to predict the future

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Chairman’s Commentary                                                                                                                <LOGO>

turning point seems easy in principle but is difficult in practice. We readily state our inability to predict market peaks or the troughs, but we do feel confident in the general movement of markets over time. Whether you are 21 and just starting to think about investing, or 81 and drawing regularly on an investment account to supplement income, time is on your side. Believe it or not!

     "All human situations have their inconveniences. We feel those of the present but neither see nor feel those of the future; and hence we often make troublesome changes without amendment, and frequently for the worse."

      Benjamin Franklin

      Another explanation for the current environment suggests that a new paradigm of investing is evolving. I don’t believe so. We’ve heard this before and I’m sure we will hear it again. Sir John Templeton summed it up best; “History and experience teach investors it is dangerous to get carried away and talk of a new era. In my 86 years, I never saw a time when there wasn’t a new era and when a bubble didn’t burst.” (Equities Magazine, August 1999). Although events and the facts may change, and the investing arena is now global in nature, economics do not change with time or geography.
      Despite the media’s continued focus on the economic challenges individuals and businesses face today, our on-site visits to companies across the country paint a more optimistic outlook about the economic progress of the businesses you own. While in general individual investors are still wary, companies have already started to take advantage of pricing opportunities (we see this in the number of mergers and acquisitions being announced) and we expect this to continue. Long term, economic principles will prevail and a rise in stock prices will follow. We remain committed to the investment principles that have steered us through rising and falling markets of the past and feel confident they will guide us into the future.
      Bear markets do not last forever and they end when least expected. We do not know when the next sustained market rise will begin; however, we do know that ownership in sustainable businesses run by able management teams will enable us to participate in the beginning of the next market rise where significant gains are likely to come quickly.
      We continue to work diligently on your behalf and remain disciplined in our approach. In celebration of the 4th of July, we restate our confidence in the ingenuity of American thought and the fact that business enterprise is still intact and thriving.

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Chairman’s Commentary                                                                                                             <LOGO>

     "Yet if we confine our attention to American investment experience, there is some comfort to be gleaned from the last 57 (written in 1972) years. Through all their vicissitudes and casualties, as earthshaking as they were unforeseen, it remained true that sound investment principles produced generally sound results. We must act on the assumption that they will continue to do so."

      Benjamin Graham

      This too will pass, and more enjoyable periods will return. We thank you for your trust in our stewardship of your assets.
Sincerely,

/s/ Thomas O. Putnam
Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team

Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Paul C. Hogan, CFA
Marc Roberts

P.S. — Please plan on attending the 22nd Annual FAM Funds Shareholder Informational Meeting. This year we are pleased to offer two options on Tuesday, October 14, for the same great meeting. You may choose to attend the morning meeting at the Holiday Inn Turf in Albany, NY or the afternoon meeting at the Cobleskill-Richmondville High School. For more details, please look for your invitation in the mail this September. You may also visit www.famfunds.com for additional information.

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FAM Value Fund                                                                                                                           <LOGO>

Dear Fellow Value Fund Shareholder:

      At June 30, 2008 the net asset value of the Investor Class of the FAM Value Fund was $40.27. This is a decrease of -11.3% from the beginning of the year. By comparison, the S&P 500 decreased -11.9% and the Russell 2000 index declined -9.4%.

First Half of 2008 In Review

      The number one story this year is oil. The price of oil began the year at $96 a barrel. At June 30, the same barrel of oil now costs $140 – an all time high. This oil price has translated into retail gasoline prices in excess of $4.00 a gallon which are putting a strain on the US economy. In addition, the US economy is suffering from an historic decline in home prices. Prices are falling nationwide, particularly in former hot growth markets like Arizona, California and Florida. The combination of high energy prices and the inability of consumers to borrow from their homes has put the US economy into an economic slowdown.

Portfolio Activity

      Given the difficult environment, we have been cautious in our buying, adding to a handful of existing holdings including General Electric, Markel and Meredith. We have been more active on the sell side and exited two positions – Allied Capital and Lincare. We sold Allied Capital due to concerns over its ability to pay its dividend and raise capital in an extremely difficult capital market. We sold Lincare due to concerns over potential changes in Medicare reimbursement for home oxygen equipment. In addition, we have sold the majority of our holdings in Winnebago. As of June 30, these three stocks traded at prices far below where we sold them.

Performance Detail

Best Performers

      Our best performing stock was Ross Stores (+40%) generating a gain of $9 million. Ross Stores is a discount retailer selling brand name and designer merchandise at up to 65% below department stores prices. Our second best performer was Westamerica Bank (+20%) for a gain of $3.5 million. We should make special mention of David Payne, the CEO of Westamerica for his outstanding job in managing the bank. The last two years have been fraught with poor lending decisions at many other financial institutions. These decisions have lead to billions of dollars of losses for the financial system. One of the few bank executives to maintain their discipline during this period was David Payne at Westamerica. As a result of David’s decisions the company is growing its earnings.
      Our final group of best performing stocks comes from the transportation industry. We own three transportation stocks – all of which are up year-to-date. This group of stocks contributed $3.5 million in gains. The individual stocks are Knight Transportation (+24%), Forward Air (+11%) and Heartland Express

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FAM Value Fund                                                                                                                      <LOGO>

(+5%). Many people are surprised that transportation stocks have performed well. The common thinking is that these companies buy a lot of diesel fuel and the price of diesel is up 50% so it must be hurting their profits. In some ways this is true. However, we own the companies with the highest profit margins in the industry. With high margins, these companies are better able to withstand cost pressures than their weaker competitors. In fact, we have seen many bankruptcies of small truckers this year. As these weak players go away there is more business for the surviving firms and our holdings are benefiting from this.

Worst Performers

      Our worst performer was Meredith Corporation (-48%) generating a loss of $12 million. Meredith is a magazine company that publishes well-known titles like Better Homes & Gardens, Ladies Home Journal and More magazines. The stock is down due to concerns about a slowdown in advertising. We agree that there is a slowdown. Meredith publishes many great titles and when advertisers want to reach potential consumers they will buy advertising in Meredith’s magazines. In the meantime, the company is well run, generating in excess of $100 million a year of free cash flow.
      The second worst performer was Brown & Brown (-25%) with a loss of $11 million. Brown & Brown is an insurance agency with headquarters in Daytona Beach, Florida. The company places approximately $10 billion of insurance premiums each year. The stocks of many insurance brokers are down this year as insurance premium rates are declining. This is good for buyers of insurance – but bad for organizations that sell insurance. Insurance prices are cyclical and we are confident that the cycle will turn up in the future. In the meantime, the company is using its free cash flow to purchase other insurance agencies. Year-to-date, Brown & Brown has purchased almost $80 million in new revenues. We feel confident that Brown & Brown sells at a discount to its intrinsic value.
      The third worst performer was our largest holding White Mountains Insurance (-16%) with a loss of $9 million. White Mountains is a diversified insurance company operating in the property & casualty and life insurance businesses. The stock sells for a price below its book value per share. Book value is a liquidation value and assumes no value for management skill, distribution relationships, or future growth. The company is repurchasing 16% of the outstanding shares signaling to us that management thinks the stock is an attractive buy. In addition, the CEO of the company has been buying shares.

Our Investment Outlook

All of us are aware of the problems facing the US economy – high food and energy prices, higher inflation, and the continued decline in home prices. In addition, there is a great deal of uncertainty around the upcoming presidential election. Despite the doom and gloom there

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FAM Value Fund                                                                                                                           <LOGO>

are a number of positives that put us in good position for the future.
      Valuations for many stocks are at historic lows. Several of our top holdings such as White Mountains, Brown & Brown, Markel and General Electric sell at multi – year low price-to-value relationships. For example, Markel trades at around 1.45 times its book value. We can find only two quarters in the last ten years when the stock sold for a similar valuation. The same can be said for many other holdings – they are selling at historically low prices.
      Merger activity is increasing. Over the last few weeks we have noticed an increase in acquisition activity from other corporations and private equity buyers. These acquisitions are taking place at prices that are 30% to 50% above the current market prices before the deals are announced. We think this is indicative of rational buyers valuing businesses - not the irrational behavior of many stock market participants.
      The Federal Reserve is engaged. We think the government’s involvement with the acquisition of Bear Stearns in March signals the Federal Reserve is very involved in insuring the health of the financial system. In addition, the government has been very creative in starting new lending programs to help struggling financial institutions.
      Global liquidity is high. The world is awash in cash as institutions, government investment funds and individuals are sitting on large amounts of money. For example, we recently spoke to the CEO of a private equity firm. By his estimate there are $300 to $500 billion in institutional investors’ hands looking for good investment opportunities. Another example is money market funds which now hold $3.5 trillion in assets. At some point this money will be put to work.
      While recent investment results have been disappointing, we continue to hold a portfolio of excellent businesses. Our investment selection process insures that we own companies that have the following characteristics:

      1. A good business that is easy to understand.
      2. Strong financial position.
      3. Excellent management..
      4. Low price compared to the compa ny’s value.

      In uncertain times we think it is important to focus on point number two above – a strong financial position. We always invest in companies that have good balance sheets, high profit margins and significant amounts of free cash flow. This cash flow is the life blood of any business and will allow our companies to grow their businesses, pay us dividends, or repurchase their stock at a discount to its value.

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FAM Value Fund                                                                                                                           <LOGO>

Long-Term Returns
      Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.

Average Annual Total Returns as of June 30, 2008
	1-Year	3-Year	5-Year	10-Year	Life of Fund*
FAM Value Fund
(Investor Shares)	-18.13%	-0.25%	6.11%	5.88%	10.79%
(Advisor Shares)	-19.36%	-1.28%	4.99%	N/A	4.99%
S&P 500 Index	-13.12%	4.40%	7.58%	2.88%	10.54%
Russell 2000 Index	-16.19%	3.79%	10.29%	5.52%	7.88%

* FAM Value Fund Investor Shares were launched on January 2, 1987. FAM Value Fund Advisor Shares were launched on July 1, 2003.
The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      Thank you for your partnership with us in FAM Value Fund.
Sincerely,

/s/ John D. Fox                                                                         /s/ Thomas O. Putnam
John D. Fox, CFA                                                                       Thomas O. Putnam
Co-Manager                                                                              Co-Manager

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FAM Value Fund   - Portfolio Data (Unaudited)                                                                            <LOGO>

As of June 30, 2008
COMPOSITION OF TOTAL INVESTMENTS
Property & Casualty Insurance	15.1%	Life Insurance	3.1%
Temporary Investments	10.8%	Construction Materials	2.9%
Machinery & Equipment	9.7%	Electronic Equipment	2.9%
Banking	5.9%	Investment Management	2.9%
Transportation	5.7%	Recreation & Entertainment	2.8%
Insurance Agency	4.6%	Diversified Health Care	2.7%
Retail Stores	4.4%	Home Furnishings	2.2%
Diversified Manufacturing	4.3%	Media	2.2%
Publishing	4.2%	Other	6.7%
Health Care Services	3.7%
Restaurants	3.2%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund   - Expense Data (Unaudited)                                                                            <LOGO>

       As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution
(and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
       The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2007 to 6/30/2008).

Actual Expenses

       Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

       Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.
       Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Value Fund   - Expense Data (Unaudited)                                                                            <LOGO>

SIX MONTHS ENDED JUNE 30, 2008
		Beginning Account Value 12/31/2007	Ending Account Value 6/30/2008	Expenses Paid During Period
	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$886.60	$ 5.72*
B.	Advisor Share Class	$1,000.00	$879.30	$10.37**
	Ongoing Costs Based on Hypothetical
	5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.93	$ 6.12*
D.	Advisor Share Class	$1,000.00	$1,013.96	$11.12**

* Expenses are equal to the Fund’s Investor Class Shares annualized expense ratio of (1.22%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).
** Expenses are equal to the Fund’s Advisor Class Shares annualized expense ratio of (2.22%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

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FAM Value Fund   - Statement of Investments                                                                             <LOGO>

	SHARES	VALUE
COMMON STOCKS (89.2%)
Automotive (1.2%)
CarMax, Inc.*
specialty retailer of used cars and light-trucks in the United States	600,000	$ 8,514,000
Banking (5.9%)
M&T Bank Corporation
bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast	143,000	10,087,220
TCF Financial Corp. holding company that offers various banking. services throughout the United States	796,000	9,575,880
Westamerica Bancorp provides banking services to individual and corporate customers in northern and central California	436,100	22,934,499
		42,597,599
Construction Materials (2.9%)
Martin Marietta Materials produces aggregates for the construction industry.	98,443	10,197,710
Vulcan Materials Company produces, distributes and sells construction aggregates and industrial and specialty chemicals	177,065	10,584,946
		20,782,656
Diversified Health Care (2.7%)
Johnson & Johnson manufacture and sales of various products in the health care field	300,000	19,302,000
Diversified Manufacturing (4.3%)
General Electric Company diversified industrial manufacturer.	793,875	21,188,524
Illinois Tool Works, Inc. manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	199,950	9,499,625
		30,688,149

See Notes to Financial Statements.

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FAM Value Fund   - Statement of Investments continued                                                                    <LOGO>
June 30, 2008 (Unaudited)
	SHARES	VALUE
Electronic Equipment (2.9%)
Zebra Technologies Corp.* designs, manufactures and supports bar code .. label printers	638,502	$ 20,840,705
Financial Services (0.9%)
American Express operates as a payments, network, and travel company worldwide as well as offers individual consumer credit cards	177,000	6,667,590
Health Care Services (3.7%)
Amsurg Corp.* develops, acquires and operates practice-based ambulatory surgery centers in partnership with physician practice groups in the U.S.	696,150	16,951,253
Pediatrix Medical Group, Inc. healthcare services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	200,000	9,846,000
		26,797,253
Home Furnishings (2.2%)
Mohawk Industries, Inc.* produces floor covering products for residential and commercial applications	248,100	15,903,210
Insurance Agency (4.6%)
Brown & Brown, Inc. one of the largest independent general .. insurance agencies in the U.S.	1,879,696	32,687,913
Investment Management (2.9%)
Federated Investors, Inc. provides investment management products and services primarily to mutual funds	600,000	20,652,000
Life Insurance (3.1%)
Protective Life Corporation individual and group life/health insurance and guaranteed investment contracts	591,400	22,502,770

    See Notes to Financial Statements.

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FAM Value Fund   - Statement of Investments continued                                                                    <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Machinery & Equipment (9.7%)
Donaldson Company, Inc. designs, manufactures and sells filtration systems and replacement parts	311,200	$ 13,891,968
Graco Inc. supplies systems and equipment for the .. management of fluids in industrial, commercial and vehicle lubrication applications	261,550	9,957,209
IDEX Corporation manufactures proprietary, highly engineered industrial products and pumps	771,750	28,431,270
Kaydon Corporation custom-engineers products including bearings, filters, and piston rings	341,100	17,535,951
		69,816,398
Media (2.2%)
Meredith Corporation magazine publishing and tv broadcasting.	547,450	15,487,361
Pharmaceuticals (1.6%)
Barr Pharmaceuticals* specialty pharmaceutical company that develops, manufactures and markets both generic and pharmaceutical products	250,000	11,270,000
Property and Casualty Insurance (15.1%)
Berkshire Hathaway Inc.* holding company for various insurance and industrial companies	325	39,243,750
Markel Corporation* sells specialty insurance products.	63,850	23,432,950
White Mountains Ins. Grp., Ltd. Personal property and casualty, and reinsurance.	107,425	46,085,325
		108,762,025
Publishing (4.2%)
John Wiley & Sons, Inc. publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	29,796,351

    See Notes to Financial Statements.

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FAM Value Fund   - Statement of Investments continued                                                                    <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Real Estate Development (1.8%)
Forest City Enterprises ownership, development, management and acquisition of commercial and residential real estate properties	400,000	12,888,000
Real Estate Investment Trust (0.3%)
CBL & Associates Properties, Inc. real estate investment trust (REIT), engaging in the ownership, development, acquisition, leasing, management, and operation of regional malls and community centers	100,000	2,284,000
Recreation and Entertainment (2.8%)
International Speedway Corporation owns and operates auto racing tracks including Daytona	515,688	20,127,303
Recreation Vehicles (0.2%)
Winnebago Industries manufacturer of self-contained recreational vehicles used primarily in leisure travel	137,200	1,398,068
Restaurants (3.2%)
YUM! Brands, Inc. quick service restaurants including KFC, Pizza Hut and Taco Bell	660,600	23,180,454
Retail Stores (4.4%)
Bed Bath & Beyond, Inc.* national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	352,600	9,908,060
Ross Stores, Inc. chain of off-price retail apparel and home accessories stores	486,422	17,277,709
Whole Foods Market, Inc. national grocery store selling organic and natural products	200,000	4,738,000
		31,923,769

    See Notes to Financial Statements.

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FAM Value Fund   - Statement of Investments continued                                                                    <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Transportation (5.7%)
Forward Air Corporation provides surface transportation and related logistics services to the deferred air freight market in North America	439,233	$ 15,197,462
Heartland Express, Inc. short-to-medium-haul truckload carrier of general commodities	1,333,333	19,879,995
Knight Transportation, Inc. transportation of general commodities in the U.S.	300,000	5,490,000
		40,567,457
Wholesale Distribution (0.7%)
SCP Pool Corp. wholesale distributor of swimming pool supplies.	290,950	5,167,270
Total Common Stocks (Cost $455,954,031)		$640,604,301

TEMPORARY INVESTMENTS (10.8%)
Money Market Fund (10.8%)
First American Treasury Fund	77,507,073	$ 77,507,073
Total Temporary Investments (Cost $77,507,073)		$ 77,507,073
Total Investments (Cost $533,461,104) (100%)		$718,111,374

____________
*Non-income producing securities

    See Notes to Financial Statements.

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FAM Value Fund                                                                                                                          <LOGO>
June 30, 2008 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investment in securities at value (Cost $533,461,104)	$718,111,374
Cash	242,362
Dividends and interest receivable	602,574
Receivable for investment securities sold	207,190
Total Assets	719,163,500
Liabilities
Accrued investment advisory fees	629,141
Accrued shareholder servicing and administrative fee	95,572
Accrued expenses	148,065
Total Liabilities	872,778
Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$511,630,886
Undistributed net investment income	1,651,186
Accumulated net realized gain	20,358,380
Net unrealized appreciation	184,650,270
$718,290,722
Net Assets
Net Asset Value Per Share
Investor Class Shares — based on net assets of $712,071,110 and 17,683,468 shares outstanding	$40.27
Advisor Class Shares — based on net assets of $6,219,612 and 159,327 shares outstanding	$39.04

    See Notes to Financial Statements.

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FAM Value Fund                                                                                                                          <LOGO>
June 30, 2008 (Unaudited)

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 5,287,256
Interest	997,690
Total Investment Income	6,284,946
Expenses
Investment advisory fee (Note 2)	3,960,798
Administrative fee (Note 2)	334,327
Shareholder servicing and related expenses (Note 2)	256,948
Printing and mailing	102,306
Professional fees	54,296
Registration fees	34,399
Custodial fees	40,081
Trustees and Officers	43,245
Distribution and service fees — Advisor Class Shares (Note 2)	34,485
Other	36,451
Total Expenses	4,897,336
Net Investment Income	1,387,610
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	20,354,278
Realized gain distributions	239,327
Unrealized depreciation of investments	(117,525,429)
Net Loss on Investments	$(96,931,824)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(95,544,214)

    See Notes to Financial Statements.

                                                                                          17


FAM Value Fund                                                                                                                          <LOGO>
Six Months Ended June 30, 2008 (Unaudited) and Year Ended December 31, 2007

STATEMENT OF CHANGES IN NET ASSETS	Six MonthsEnded June 30, 2008	Year Ended December 31,2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,387,610	$ 4,497,521
Net realized gain on investments	20,354,278	62,631,695
Realized gain distributions	239,327	1,739,512
Unrealized depreciation of investments	(117,525,429)	(70,486,406)
Net Decrease in Net Assets From Operations	(95,544,214)	(1,617,678)
DISTRIBUTIONS TO SHAREHOLDERS FROM: Net investment income
Investor Class	—	(4,486,236)
Advisor Class	—	—
Net realized gain on investments
Investor Class	—	(63,799,876)
Advisor Class	—	(569,131)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 3):	(64,845,986)	(101,512,904)
Total Decrease in Net Assets	(160,390,200)	(171,985,825)
NET ASSETS:
Beginning of period	878,680,922	1,050,666,747
End of period	$ 718,290,722	$ 878,680,922

    See Notes to Financial Statements.

                                                                                          18

FAM Value Fund - Notes to Financial Statements (Unauditied)                                                     <LOGO>

Note 1. Nature of Business and Summary of Significant Accounting Policies
       FAM Value Fund (the “Fund”) is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund’s net asset value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                                                                   19

FAM Value Fund - Notes to Financial Statements (Unauditied)                                                     <LOGO>

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:
                  Valuation Inputs                                                         Investments in Securities
             Level 1 – Quoted prices                                                     $ 718,111,374
             Level 2 – Other significant
            Observable Inputs                                                                       $ —
            Level 3 – Significant
            Unobservable Inputs                                                                    $ —
            Total                                                                                     $718,111,374

b) Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements.

c) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
                                                                                                   20

FAM Value Fund - Notes to Financial Statements (Unauditied)                                                     <LOGO>

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
      Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 1% of the Fund’s average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2008 to 0.95% of the Fund’s average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2008. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.
      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2008 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2008.
      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2008, shareholder servicing agent fees paid to FSS amounted to $256,948. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund’s average daily net assets, 0.075% thereafter. For the period ended June 30, 2008, Fund administrative fees amounted to $334,327.
                                                                                                  21

FAM Value Fund - Notes to Financial Statements (Unauditied)                                                     <LOGO>

      Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund’s shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares’ average daily net assets.

Note 3. Shares of Beneficial Interest
      At June 30, 2008 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2008, redemption fees amounted to $484 and were credited to paid–in capital. Transactions were as follows:
SIX MONTHS ENDED 6/30/08 YEAR ENDED 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	647,232	$27,837,975	1,230,162	$ 63,167,925
Advisor Class	3,507	$147,766	13,920	695,414
Shares issued on reinvestment of dividends
Investor Class	—	—	1,449,817	65,647,727
Advisor Class	—	—	12,032	532,433
Shares redeemed
Investor Class	(2,143,529)	(92,193,660)	(4,490,926)	(230,126,546)
Advisor Class	(15,169)	(638,067)	(28,605)	(1,429,857)
Net Decrease from Investor Class Share Transactions	(1,496,297)	$(64,355,685)	(1,810,947)	$(101,310,894)
Net Decrease from Advisor Class Share Transactions	(11,662)	$ (490,301)	(2,653)	$ (202,010)

                                                                                                  22

FAM Value Fund - Notes to Financial Statements (Unauditied)                                                     <LOGO>

Note 4. Investment Transactions
      During the period ended June 30, 2008, purchases and sales of investment securities, other than short-term obligations were $7,671,077 and $78,602,570. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.
      The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:
                                                  Unrealized appreciation                           $226,789,278
                                                  Unrealized depreciation                             (42,139,008)
                                                     Net unrealized appreciation                  $184,650,270

Note 5. Line of Credit
      FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2008 when any advances are to be repaid. During the period ended June 30, 2008 no amounts were drawn from the available line.

Note 6. Commitments and Contingencies
      In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.
                                                                                                  23

FAM Value Fund - Notes to Financial Statements                                                     <LOGO>

FAM VALUE FUND — INVESTOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)		Years Ended December 31,
(For a share outstanding throughout the period)	2008	2007	2006	2005	2004	2003
Net asset value, beginning of period	$45.42	$49.65	$48.00	$46.65	$41.15	$33.69
Income from investment operations:
Net investment income†	0.08	0.25	0.24	0.39	0.09	0.10
Net realized and unrealized gain (loss) on investments	(5.23)	(0.66)	3.96	2.20	6.84	8.32
Total from investment operations	(5.15)	(0.41)	4.20	2.59	6.93	8.42
Less distributions: Dividends from net investment income	—	(0.25)	(0.31)	(0.37)	(0.07)	(0.09)
Distributions from net realized gains	—	(3.57)	(2.24)	(0.87)	(1.36)	(0.87)
Total distributions	—	(3.82)	(2.55)	(1.24)	(1.43)	(0.96)
Change in net asset value for the period	(5.15)	(4.23)	1.65	1.35	5.50	7.46
Net asset value, end of period	$40.27	$45.42	$49.65	$48.00	$46.65	$41.15
Total Return	(11.34)%*	(0.79)%	8.73%	5.56%	16.86%	24.98%
Ratios/supplemental data
Net assets, end of period (000)	$712,071	$871,090	$1,042,174	$1,089,369	$915,742	$578,579
Ratios to average net assets of:
Expenses	1.22%**	1.19%	1.18%	1.18%	1.20%	1.24%
Net investment income	0.36%**	0.45%	0.49%	0.82%	0.20%	0.26%
Portfolio turnover rate	1.05%	8.74%	17.53%	14.25%	10.29%	9.43%

† Based on average shares outstanding.
* Not Annualized
** Annualized

                                                                                                  24

FAM Value Fund - Notes to Financial Statements                                                     <LOGO>

Note 7. Financial Highlights (continued)
FAM VALUE FUND — ADVISOR CLASS SHARES
Per share information	Six Months Ended June 30, (Unaudited)	Years Ended December 31,				Period Ended December 31,
(For a share outstanding throughout the period)	2008	2007	2006	2005	2004	2003†
Net asset value, beginning of period	$44.39	$48.91	$47.37	$46.11	$40.96	$37.10
Income from investment operations: Net investment income (loss)††	(0.13)	(0.28)	(0.25)	(0.09)	(0.35)	0.00
Net realized and unrealized gain (loss) on investments	(5.22)	(0.67)	4.03	2.22	6.86	4.82
Total from investment operations	(5.35)	(0.95)	3.78	2.13	6.51	4.82
Less distributions: Dividends from net investment income	—	—	—	—	—	(0.09)
Distributions from net realized gains	—	(3.57)	(2.24)	(0.87)	(1.36)	(0.87)
T otal distributions	—	(3.57)	(2.24)	(0.87)	(1.36)	(0.96)
Change in net asset value for the period	(5.35)	(4.52)	1.54	1.26	5.15	3.86
Net asset value, end of period	$39.04	$44.39	$48.91	$47.37	$46.11	$40.96
Total Return	(12.07)%*	(1.91)%	7.96%	4.62%	15.91%	12.99%*
Ratios/supplemental data Net assets, end of period	$6,220	$7,591	$8,494	$7,992	$5,479	$1,562
Ratios to average net assets of: Expenses	2.22%	2.19%**	2.18%	2.18%	2.20%	2.25%**
Net investment income (loss	(0.64)%	(0.55)%**	(0.51)%	(0.19)%	(0.80)%	(0.02)%**
Portfolio turnover rate	1.05%	8.74%	17.53%	14.25%	10.29%	9.43%

† Beginning of period reflects Advisor Class Shares inception date of 7/1/03.
†† Based on average shares outstanding.
* Not Annualized.
** Annualized.

                                                                                                 25

FAM Equity-Income Fund                                                                                      <LOGO>

Dear Equity-Income Shareholder:

     The Equity-Income Fund Investor Class declined -8.2% for the first half of the year. While these short-term results disappoint us, the Fund did perform better than the Russell 2000 Index of small capitalized companies (-9.4%), and the S&P 500 Index of large companies (-11.9%) during the same period.

First Half of 2008 in Review
      The past year has been difficult for investors. The mortgage crisis, which touched off the worldwide credit crunch, has had far reaching effects, particularly on stock valuations. Investment returns have been very poor for both the U.S. and international markets. Companies in the financial sector were the hardest hit as many huge companies like CitiGroup needed to raise capital in order to survive. Bear Stearns, a major Wall Street investment bank, didn’t survive. Investors showed little tolerance for risk in this area and sold these companies at the slightest hint of a problem. On the other end of the spectrum were commodities which include energy, precious metals and agriculture products; this was the only area of the U.S. market that did well.

Changes in the Portfolio
      We believe in running a concentrated portfolio; there were 25 holdings in the Fund at June’s end. Because we do so much original research on the companies we hold, we want to make sure the positions are large enough to make a meaningful contribution to performance. A byproduct of this approach is that there are relatively few changes that occur in the portfolio from period to period.
      During the first six months of the year we exited Allied Capital, Martin Marietta Materials, and International Speedway Corp. We chose to sell these particular companies in order to redeploy the proceeds into other investments. We also trimmed a number of positions that performed well. When companies appreciate significantly in a short period of time, we find it is often prudent to sell some of the stock just in case the price retreats due to potential changes in the overall economy that may spook investors and drive prices down.
      The market gave us opportunities to put cash to work at what we believe to be attractive prices. We added to CBL & Associates, Cognex, General Electric, Johnson & Johnson, and Meredith. Many of these companies are trading at valuations that haven’t been seen in years. In the case of Johnson & Johnson, it hasn’t traded at this low of a price/earnings ratio since 1994. That’s a 14-year low valuation. In the case of Meredith, the stock price is back to where it was in 2000.

Best Performers
      The best performing company in the portfolio was Ross Stores (+39.7%), which added $1.928 million to the value of the Fund. This off-price retail chain benefited from consumers looking for a bargain. Strong same store sales and
                                                                                                 26

FAM Equity-Income Fund                                                                                      <LOGO>

higher profitability drove earnings growth. Earnings in the first quarter grew over 20% and management expects better than 15% growth for the full year. Internally generated cash flow funds all new store growth and excess money is used to pay a dividend and buy back stock. Management has bought back stock religiously every year which has also contributed to their strong earnings growth.
      Westamerica Bank had a total return of 19.6% during the first half of the year and added $1.026 million to the value of the portfolio. Yes, you read that correctly — a bank posted double-digit returns in the current environment. The reason for this is the credit quality of the loan portfolio and the strength of their reserves for potential future loan losses. Loan losses at other banks have been skyrocketing since last year while Westamerica’s loan default rate has continued at their low levels.

Worst Performers
      Courier Corporation, a book manufacturer and publishing company, lost 38% of its value since the beginning of the year. This hurt the portfolio by $2.455 million. The stock sold off after the company posted earnings that were below the same period last year. Management also lowered expectations for full year earnings which was a big blow to investors’ expectations. We believe that the lower earnings were primarily a function of the market conditions. Orders were slow in the quarter and one of their publishing businesses that sells books into home improvement stores lost money.
      Courier is a significant holding in the Fund. We still believe that the company has a lot of growth ahead, and respect the management team and feel they can successfully navigate this challenging environment. The stock is selling at a price where the valuation is extremely compelling. Also, the stock has a dividend yield of 3.9%, so we get paid to wait until the environment improves.
      Winnebago (-50.4%), hurt the portfolio by $1.558 million. This holding was scaled back during the quarter, but the magnitude of the decline trumped the smaller position size. This company is a victim of higher gas and diesel prices as well as the consumer pulling back on spending. While the company is well managed and financially strong, we are uncertain as to how long it will take before we see a meaningful rebound in their business.

Dividends
      Every company in the Fund pays a dividend. We like dividends because they are important to stock returns. Generally, the cash flows of a business that pays dividends tend to be stable and grow over time. In most cases, dividends effectively lower the risk profile of an investment by providing a certain level of return independent of the stock price appreciation. We especially like companies that increase their dividends. Out of the 25 holdings in the Fund, 21 will pay higher dividends this year than last.

                                                                                                 27

FAM Equity-Income Fund                                                                                      <LOGO>

Outlook
      We are in a global bear market. We have positioned the Fund to withstand the current environment and are structuring it to take advantage of the next market upturn — we don’t know when this will happen, but it will. How do we weather the situation? Investing in good companies that are well-managed and financially strong is the answer. A good company is one where customers seek out their products and services and pay a premium. These companies often generate more cash than they can reinvest in their business so they return a portion to shareholders. A company’s financial strength is extremely important in uncertain economic environments because, if it has too much debt, it won’t be able to take advantage of opportunities that may come along. The worst scenario for a debt-laden company is bankruptcy. We have a saying, “If you don’t owe anyone money you can’t go bankrupt.” These are the types of businesses you own in the Fund. Not only do they have staying power, but we believe they will emerge from this downturn stronger than the competition.
      We are also excited about the valuations of the Fund holdings. It can be easier to generate a good compound rate of return from low valuations than from high valuations. Many of the companies in the Fund are trading at valuation we haven’t seen in 5 to 10 years — this is a good sign for future returns.
      We realize this is a period that tries the patience of even the most seasoned investor. We strive to invest in companies that have significant return potential while minimizing risk.
      We truly appreciate your support.
Sincerely,

/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager

/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager
                                                                                                 28

FAM Equity-Income Fund — Performance Summary (Unaudited)                                                                  <LOGO>

                                                                          Average Annual Total Returns as of June 30, 2008
                                                         1-Year                 3-Year            5-Year             10-Year            Life of Fund*
FAM Equity-Income Fund
      (Investor Shares)                        -19.65%             -1.24%              4.69%               5.79%                 8.17%
      (Advisor Shares)                        -20.66%              -2.19%             3.66%                 N/A                   3.66%
S&P 500 Index                               -13.12%                4.40%             7.58%                2.88%                 7.52%
Russell 2000 Index                          -16.19%                3.79%            10.29%               5.52%                 7.60%

* FAM Equity-Income Fund Investor Shares were launched on April 1, 1996. FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.
The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
                                                                                                 29

FAM Equity-Income Fund - Portfolio Data (Unaudited)                                                                                   <LOGO>

COMPOSITION OF TOTAL INVESTMENTS
Machinery & Equipment	12.6%	Life Insurance	4.3%
Publishing	10.3%	Real Estate Investment Trust	4.3%
Temporary Investments	9.9%	Retail Stores	4.0%
Banking	7.2%	Media	3.7%
Transportation	7.1%	Insurance Agency	3.5%
Investment Management	6.1%	Diversified Manufacturing	3.4%
Property and Casualty Insurance	5.5%	Electronic Equipment	2.8%
Commercial Services	5.5%	Financial Services	2.4%
Diversified Health Care	4.5%	Other	2.9%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

                                                                                                 30

FAM Equity-Income Fund - Expense Data (Unaudited)                                                                           <LOGO>

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2007 to 6/30/2008).

Actual Expenses
      Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
       Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.
      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 31

FAM Equity-Income Fund - Expense Data (Unaudited)                                                                              <LOGO>

SIX MONTHS ENDED JUNE 30, 2008
	Beginning Account Value 12/31/2007	Ending Account Value 6/30/2008	Expenses Paid During Period
Ongoing Costs Based on Actual Fund Return
A. Investor Share Class	$1,000.00	$918.00	$ 6.63*
B. Advisor Share Class	$1,000.00	$912.00	$11.36**
Ongoing Costs Based on Hypothetical 5% Yearly Return
C. Investor Share Class	$1,000.00	$1,018.09	$ 6.97*
D. Advisor Share Class	$1,000.00	$1,013.12	$11.96**

* Expenses are equal to the Fund’s Investor Class Shares annualized expense ratio of (1.39%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).
** Expenses are equal to the Fund’s Advisor Class Shares annualized expense ratio of (2.39%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period).

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
FAM Equity-Income Fund -Statement of Investments                                                                              <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (90.1%)
Banking (7.2%)
M&T Bank Corporation bank holding company that provides .. commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast	40,100	$ 2,828,654
Westamerica Bancorp provides banking services to individual .. and corporate customers in northern and central California	78,000	4,102,020
		6,930,674
Commercial Services (5.5%)
McGrath RentCorp modular building and electronic test equipment .. rentals, subsidiary classroom manufacturing	213,600	5,252,424
Construction Materials (1.0%)
Vulcan Materials Company produces, distributes and sells construction .. aggregates and industrial and specialty chemicals	16,399	980,332
Diversified Health Care (4.5%)
Johnson & Johnson manufacture and sales of various products .. in the health care field	68,000	4,375,120
Diversified Manufacturing (3.4%)
General Electric Company diversified industrial manufac. turer	124,221	3,315,459
Electronic Equipment (2.8%)
Cognex Corp. develops, manufactures and markets .. machine vision systems used to automate manufacturing processes	115,700	2,666,885
Financial Services (2.4%)
American Express operates as a payments, network, and .. travel company worldwide as well as offers individual consumer credit cards	60,500	2,279,035

See Notes to Financial Statements.
                                                                                                 33

FAM Equity-Income Fund -Statement of Investments continued                                                         <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Insurance Agency (3.5%)
Brown & Brown, Inc. one of the largest independent general .. insurance agencies in the U.S.	191,200	$ 3,324,968
Investment Management (6.1%)
Federated Investors, Inc. provides investment management products .. and services primarily to mutual funds	105,200	3,620,984
Franklin Resources, Inc. provides investment management and .. fund administration services as well as retail-banking and consumer lending services	25,000	2,291,250
		5,912,234
Life Insurance (4.3%)
Protective Life Corporation individual and group life/health insurance .. and guaranteed investment contracts	108,219	4,117,733
Machinery & Equipment (12.6%)
Donaldson Company, Inc. designs, manufactures and sells .. filtration systems and replacement parts	88,800	3,964,032
IDEX Corporation manufactures proprietary, highly engineered .. industrial products and pumps	125,205	4,612,552
Kaydon Corporation custom-engineers products including bearings, .. filters, and piston rings	69,900	3,593,559
		12,170,143
Media (3.7%)
Meredith Corporation magazine publishing and tv broadcasting.	125,373	3,546,802
Property and Casualty Insurance (5.5%)
White Mountains Ins. Grp., Ltd. Personal property and casualty, and reinsurance.	12,375	5,308,875

See Notes to Financial Statements.
                                                                                                34

FAM Equity-Income Fund -Statement of Investments continued                                                         <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Publishing (10.3%)
Courier Corporation Manufactures and publishes specialty books, .. including Dover Publications	189,850	$ 3,812,188
John Wiley & Sons, Inc. publisher of print and electronic products, .. specializing in scientific, technical professional and medical books and journals	136,650	6,153,350
		9,965,538
Real Estate Development (0.6%)
Brookfield Asset Management, Inc. publicly owned asset management holding .. company that invests in property, power and infrastructure sectors	16,000	520,640
Real Estate Investment Trust (4.3%)
CBL & Associates Properties, Inc. real estate investment trust (REIT), .. engaging in the ownership, development, acquisition, leasing, management, and operation of regional malls and community centers	179,500	4,099,780
Recreation Vehicles (1.3%)
Winnebago Industries manufacturer of self-contained recreational .. vehicles used primarily in leisure travel	126,600	1,290,054
Retail Stores (4.0%)
Ross Stores, Inc. chain of off-price retail apparel and .. home accessories stores	109,641	3,894,448

See Notes to Financial Statements.
                                                                                                35

FAM Equity-Income Fund -Statement of Investments continued                                                         <LOGO>
June 30, 2008 (Unaudited)

	SHARES	VALUE
Transportation (7.1%)
Forward Air Corporation provides surface transportation and .. related logistics services to the deferred air freight market in North America	90,000	$ 3,114,000
Heartland Express, Inc. short-to-medium-haul truckload carrier .. of general commodities	250,533	3,735,447
		6,849,447
Total Common Stocks (Cost $76,116,962)		$ 86,800,591
TEMPORARY INVESTMENTS (9.9%)
Money Market Fund (9.9%)
First American Treasury Fund	9,587,515	$ 9,587,515
Total Temporary Investments (Cost $9,587,515)		$ 9,587,515
Total Investments (Cost $85,704,477)(100%)		$ 96,388,106

See Notes to Financial Statements.
                                                                                               36

FAM Equity-Income Fund                                                                                                            <LOGO>
June 30, 2008 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investment in securities at value (Cost $85,704,477)	$96,388,106
Cash	140,997
Dividends and interest receivable	191,828
Total Assets	96,720,931
Liabilities
Accrued investment advisory fee	85,100
Accrued shareholder servicing and administrative fees	12,909
Accrued expenses	51,843
Total Liabilities	149,852
Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$81,186,857
Undistributed net investment income	81,012
Accumulated net realized gain	4,619,581
Net unrealized appreciation	10,683,629
Net Assets	$96,571,079
Net Asset Value Per Share
Investor
Class Shares — based on net assets of
$94,008,879 and 5,391,701 shares outstanding	$17.44
Advisor Class Shares — based on net assets of
$2,562,200 and 148,986 shares outstanding	$17.20

See Notes to Financial Statements.
                                                                                               37

FAM Equity-Income Fund                                                                                                            <LOGO>
Six Months Ended June 30, 2008 (Unaudited)

                                                          STATEMENT OF OPERATIONS
INVESTMENT INCOME
   Income
       Dividends                                                                                                                        $ 1,126,881
       Interest                                                                                                                                  100,899
                  Total Investment Income                                                                                          1,227,780
   Expenses
       Investment advisory fee (Note 2)                                                                                            521,376
       Administrative fee (Note 2)                                                                                                      44,317
       Shareholder servicing and related expenses (Note 2)                                                                34,840
       Printing and mailing                                                                                                                  21,147
       Professional fees                                                                                                                        9,068
       Registration fees                                                                                                                       24,619
       Custodial fees                                                                                                                            6,933
      Trustees and Officers                                                                                                                43,245
       Distribution and service fees — Advisor Class Shares (Note 2)                                                14,123
       Other                                                                                                                                       20,309
                 Total Expenses                                                                                                             739,977
                     Net Investment Income                                                                                             487,803
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       Net realized gain on investments                                                                                           4,617,789
       Realized gain distributions                                                                                                          62,957
       Unrealized depreciation of investments                                                                               (14,456,204)
                Net Loss on Investments                                                                                            (9,775,458)
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                 $(9,287,655)

See Notes to Financial Statements.
                                                                                               38

FAM Equity-Income Fund                                                                                                            <LOGO>
Six Months Ended June 30, 2008 (Unaudited) and Year Ending December 31, 2007

                                             STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    Six Months                 Year Ended
                                                                                                 Ended June 30,             December 31,
                                                                                                       2008                            2007

CHANGE IN NET ASSETS
FROM OPERATIONS:
      Net investment income                                                           $ 487,803                  $ 1,152,257
      Net realized gain on investments                                             4,617,789                     8,409,791
      Realized gain distributions                                                           62,957                         358,578
      Unrealized depreciation
         of investments                                                                 (14,456,204)                  (13,507,993)
      Net Decrease in Net Assets
         From Operations                                                              (9,287,655)                   (3,587,367)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income
         Investor Class                                                                     (476,211)                    (1,150,497)
        Advisor Class                                                                            —                                 —
      Net realized gain on investments
         Investor Class                                                                           —                          (8,512,776)
         Advisor Class                                                                           —                             (254,654)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                                     (9,482,797)                  (17,143,463)
      Total Decrease in Net Assets                                             (19,246,663)                 (30,648,757)
NET ASSETS:
      Beginning of period                                                            115,817,742                  146,466,499
      End of period                                                                    $ 96,571,079                $115,817,742

See Notes to Financial Statements.
                                                                                               39

FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)                                           <LOGO>

Note 1. Nature of Business and Summary of Significant Accounting Policies
      FAM Equity-Income Fund (the “Fund”) is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund’s net asset value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                                                               40

FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)                                                                                 <LOGO>

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:
                                      Valuation Inputs                                                    Investments in Securities
                               Level 1 – Quoted prices                                                     $ 96,388,106
                               Level 2 – Other significant
                               Observable Inputs                                                                $ —

                               Level 3 – Significant
                               Unobservable Inputs                                                             $ —
                               Total                                                                                   $ 96,388,106

b) Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements.

c) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                                            41

FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)                                                                                 <LOGO>

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
      Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 1% of the Fund’s average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2007 to 0.95% of the Fund’s average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2008. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.
      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ended June 30, 2008 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2008.
      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the period ended June 30, 2008, shareholder servicing agent fees paid to FSS amounted to $34,840. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund’s average daily net assets, 0.075% thereafter. For the period ended June 30, 2008, Fund administrative fees amounted to $44,317.

See Notes to Financial Statements.
                                                                                            42

FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)                                                                                 <LOGO>

     Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Fund’s shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares’ average daily net assets.

Note 3. Shares of Beneficial Interest
      At June 30, 2008 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2008, redemption fees amounted to $73 and were credited to paid in capital. Transactions were as follows:

                                                  SIX MONTHS ENDED 6/30/08                                     YEAR ENDED 12/31/07
                                                    Shares                        Amount                                     Shares                     Amount
Shares sold
      Investor Class                       263,070                   $4,796,372                                 489,220                 $ 10,902,449
      Advisor Class                              424                            7,650                                     2,578                           56,490
Shares issued on
    reinvestment of distributions
      Investor Class                        24,805                         440,690                                 467,046                      9,067,767
      Advisor Class                            —                                —                                        13,076                        246,488
Shares redeemed
      Investor Class                     (786,492)                 (14,208,792)                           (1,662,408)                 (36,947,511)
      Advisor Class                       (28,871)                      (518,715)                                 (21,532)                     (469,146)
Net Decrease from Investor Class
   Share Transactions                 (498,617)                   (8,971,730)                              (706,142)                $(16,977,295)
Net Decrease from Advisor Class
   Share Transactions                   (28,447)                  $ (511,065)                                  (5,878)                   $ (166,168)

See Notes to Financial Statements.
                                                                                            43

FAM Equity-Income Fund - Notes to Financial Statements (Unaudited)                                               <LOGO>

Note 4. Investment Transactions
      During the period ended June 30, 2008, purchases and sales of investment securities, other than short-term obligations were $6,541,834 and $18,807,439. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.
      The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:
                                                         Unrealized appreciation                                   $19,398,104
                                                         Unrealized depreciation                                     (8,714,475)
                                                                 Net unrealized appreciation                    $10,683,629

Note 5. Line of Credit
       FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2008 when any advances are to be repaid. During the period ended June 30, 2008 no amounts were drawn from the available line.

Note 6. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See Notes to Financial Statements.
                                                                                            44

FAM Equity-Income Fund - Notes to Financial Statements                                                               <LOGO>

Note 7. Financial Highlights
                                                                  Six Months
                                                                Ended June 30,
                                                                   (Unaudited)                                         Years Ended December 31,
Per share information
(For a share outstanding throughout the period)      2008             2007            2006             2005             2004             2003
Net asset value,
   beginning of period                                          $19.09            $21.61        $21.52           $20.48         $18.27          $15.45
Income from investment operations:
   Net investment income†                                      0.07                0.20            0.12               0.14             0.15              0.12
   Net realized and unrealized
     gain (loss) on investments                                (1.63)              (0.97)           1.30               1.03             2.40             3.00
   Total from investment
     operations                                                      (1.56)              (0.77)            1.42              1.17             2.55             3.12
Less distributions:
   Dividends from net
     investment income                                          (0.09)              (0.20)           (0.16)            (0.13)          (0.15)          (0.12)
   Distributions from net
    realized gains                                                    —                  (1.55)           (1.17)             —              (0.19)           (0.18)
  Total distributions                                             (0.09)               (1.75)           (1.33)            (0.13)         (0.34)           (0.30)
Change in net asset value
   for the period                                                  (1.65)               (2.52)             0.09              1.04            2.21             2.82
Net asset value, end of period                          $17.44             $19.09          $21.61          $21.52        $20.48          $18.27
Total Return                                                       (8.20)%*      (3.64)%            6.57%           5.75%       14.04%        20.30%
Ratios/supplemental data
Net assets, end of period (000)                          $94,009       $112,472      $142,546     $177,740       $148,776        $114,194
Ratios to average net assets of:
   Expenses, total                                                1.39%**         1.32%           1.28%            1.26%          1.27%        1.28%
   Net investment income                                    0.77%**         0.88%            0.55%           0.66%           0.79%        0.73%
Portfolio turnover rate                                        6.67%           16.16%          19.01%         14.11%        17.64%         6.46%

† Based on average shares outstanding.
* Not Annualized
** Annualized
                                                                                            45

FAM Equity-Income Fund - Notes to Financial Statements                                                               <LOGO>

Note 7. Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information
(For a share outstanding throughout the period)	2008	2007	2006	2005	2004	2003†
Net asset value, beginning of period	$18.86	$21.39	$21.33	$20.36	$18.18	$16.77
Income from investment operations:
Net investment income (loss)	(0.02)††	(0.03)††	(0.10)††	(0.07)††	(0.04)††	0.10
Net realized and unrealized
gain (loss) on investments	(1.64)	(0.95)	1.33	1.04	2.41	1.54
Total from investment operations	(1.66)	(0.98)	1.23	0.97	2.37	1.64
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.05)
Distributions from net
realized gains	—	(1.55)	(1.17)	—	(0.19)	(0.18)
Total distributions	—	(1.55)	(1.17)	—	(0.19)	(0.23)
Change in net asset value
for the period	(1.66)	(2.53)	0.06	0.97	2.18	1.41
Net asset value, end of period	$17.20	$18.86	$21.39	$21.33	$20.36	$18.18
Total Return	(8.80)%*	(4.58)%	5.73%	4.76%	13.05%	9.83%*
Ratios/supplemental data Net assets, end of period (000)	$2,562	$3,346	$3,921	$4,400	$3,017	$1,291
Ratios to average net assets of: Expenses	2.39%**	2.32%	2.28%	2.26%	2.27%	2.28%**
Net investment income (loss)	(0.23)%**	(0.12)%	(0.45)%	(0.34)%	(0.21)%	1.10%**
Portfolio turnover rate	6.67%	16.16%	19.01%	14.11%	17.64%	6.46%

† Beginning of period reflects Advisor Class Shares inception date of 7/1/03.
†† Based on average shares outstanding.
* Not Annualized.
** Annualized.
                                                                                            46

FAM Equity-Income Fund - Supplemental Information (Unaudited)                                                         <LOGO>

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://www.famfunds.com; (ii) or on the Securities and Exchange Commission’s website at http://www.sec.gov.

                                                                                        47
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Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Trustees
John J. McCormack, Jr.
Independent Chairman
Fred “Chico” Lager
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com
Final Semi 2008.indd 3 7/30/2008 3:56:29 PM
384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com
INVESTMENTS CRAFTED FOR LASTING VALUE
Final Semi 2008.indd 4 7/30/2008 3:56:29 PM

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company
Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 7, 2008

By (Signature and Title)* /s/ Joseph A. Bucci
--------------------------
Joseph A. Bucci, Treasurer

Date August 7, 2008

* Print the name and title of each signing officer under his or her signature.